SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: September 25, 2003

SUNOCO, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-6841	23-1743282
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

Ten Penn Center, 1801 Market Street, Philadelphia, PA 19103-1699

                            (Address of principal executive offices)                        (Zip Code)

(215) 977-3000

(Registrant’s telephone number, including area code)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibit

99.1 Slide presentation given September 25, 2003 by executives of Sunoco, Inc.

Item 9.	Regulation FD Disclosure.

On Thursday, September 25, 2003, executives of Sunoco, Inc. made a presentation to analysts in New York City, which provided an update on business matters and strategies. A copy of the slides from this presentation are furnished with this report as Exhibit 99.1 which is incorporated herein by reference. This information is being furnished, not filed, pursuant to Item 9 of Form 8-K and, accordingly, will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Safe Harbor Statement

Statements contained in the exhibit to this report that state the Company’s or its management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The Company’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Company has filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNOCO, INC.

BY	s/ JOSEPH P. KROTT
Joseph P. Krott Comptroller (Principal Accounting Officer)

DATE September 25, 2003

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Slide presentation given September 25, 2003 by executives of Sunoco, Inc.